Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE (18 U.S.C. SECTION 1350),

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aethlon Medical, Inc., or the Registrant, on Form 10-K for the fiscal year ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof, I, James B. Frakes, Interim Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K, to which this Certification is attached as Exhibit 32.1, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Aethlon Medical, Inc.

Dated: June 27, 2024	/s/ JAMES B. FRAKES
James B. Frakes
Interim Chief Executive Officer and Chief Financial Officer Principal Executive and Financial Officer
Aethlon Medical, Inc.

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Aethlon Medical, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.